Exhibit 99.1

Contact:

Robert E. Dries

Executive Vice President and

Chief Financial Officer

(502) 627-7140

PHARMERICA REPORTS SECOND QUARTER 2017 RESULTS

Separately Announced All-Cash Transaction with KKR and Walgreens Boots Alliance, Inc.

LOUISVILLE, Ky (August 2, 2017) – PharMerica Corporation (NYSE: PMC), a national provider of institutional, specialty home infusion, hospital and oncology pharmacy services, today reported its financial results for the second quarter ended June 30, 2017.

	2Q’17 Results	Comparison to 2Q’16	Comparison to 1Q’17
Revenue	$592.0 million	Increase of 13.9%	Increase of 4.4%
Gross profit	$89.6 million	Increase of 9.5%	Increase of 1.9%
Selling, general and administrative	$61.8 million	Increase of 11.0%	Decrease of 2.7%
Net income	$4.7 million	Increase of 88.0%	Increase of 34.3%
Diluted earnings per common share	$0.15	Increase of 87.5%	Increase of 36.4%
Adjusted EBITDA	$34.6 million	Increase of 8.8%	Increase of 10.5%
Adjusted diluted earnings per share	$0.47	No change	Increase of 11.9%

Second Quarter 2017 Results

The results for the second quarter of 2017 are set forth below:

➢	Key Comparisons of Second Quarters Ended June 30, 2017 and 2016:

•	Revenues for the second quarter of 2017 were $592.0 million compared with $519.6 million for the second quarter of 2016; an increase of 13.9%. The increase in revenues of $72.4 million was driven by the 2016 and 2017 acquisitions, organic growth in the Company’s diversified businesses, partially offset by the loss of volume in the long-term care pharmacy business.

•	Gross profit for the second quarter of 2017 was $89.6 million compared with $81.8 million in the second quarter of 2016; an increase of 9.5%. The increase in gross profit was due to improved purchasing strategies along with higher gross profit associated with the Company’s

-MORE-

PMC Reports Results for the Second Quarter 2017

August 2, 2017

diversified businesses due to organic growth and recent acquisitions, partially offset by lower prescription volume in the long-term care pharmacy business.

•	Selling, general and administrative expenses were $61.8 million or 10.4% of revenues for the three months ended June 30, 2017 compared to $55.7 million or 10.7% of revenues for the three months ended June 30, 2016.

•	Net income for the second quarter of 2017 was $4.7 million, or $0.15 diluted earnings per share, compared to $2.5 million, or $0.08 diluted earnings per share, for the same period in 2016. Adjusted diluted earnings per share was $0.47 in the second quarter of 2017 the same as in the second quarter of 2016.

•	Adjusted EBITDA for the second quarter of 2017 was $34.6 million compared with $31.8 million in the second quarter of 2016; an increase of 8.8%.

•	Cash flows provided by operating activities for the second quarter of 2017 were $42.5 million compared with cash flows used in operating activities of $24.1 million in the second quarter of 2016. The increase in cash from operating activities is due primarily to a decrease in inventory levels.

➢	Key Comparisons of the Six Months Ended June 30, 2017 and 2016:

•	Revenues for the six months ended June 30, 2017 were $1,158.8 million compared with $1,044.1 million for the six months ended June 30, 2016; an increase of 11.0%. The increase was driven by the 2016 and 2017 acquisitions, organic growth in the Company’s diversified businesses and branded drug inflation partially offset by a reduction in prescription volume in the long-term care pharmacy business.

•	Gross profit for the six months ended June 30, 2017 was $177.4 million compared with $163.8 million for the six months ended June 30, 2016; an increase of 8.3%. The increase in gross profit was due to improved purchasing strategies along with higher gross profit associated with the Company’s diversified businesses as a result of organic growth and recent acquisitions partially offset by lower prescription volume in the long-term care pharmacy business.

•	Selling, general and administrative expenses were $125.2 million or 10.8% of revenues for the six months ended June 30, 2017, compared to $112.7 million or 10.8% of revenues for the six months ended June 30, 2016.

•	Net income for the six months ended June 30, 2017 was $8.2 million, or $0.26 diluted earnings per share, compared to $6.6 million, or $0.21 diluted earnings per share, for the same period in 2016. Adjusted diluted earnings per share was $0.89 for the six months ended June 30, 2017 compared to $0.92 for the six months ended June 30, 2016.

•	Adjusted EBITDA for the six months ended June 30, 2017 was $65.9 million compared with $62.1 million for the six months ended June 30, 2016; an increase of 6.1%.

•	Cash flows provided by operating activities for the six months ended June 30, 2017 were $114.7 million compared with $41.2 million for the six months ended June 30, 2016. The increase in cash from operating activities was due primarily to a decrease in inventory levels.

Acquisition by KKR and Walgreens Boots Alliance, Inc.

In a separate release issued today, PharMerica announced that it has entered into a definitive merger agreement pursuant to which a newly formed company controlled by KKR, with Walgreens Boots Alliance, Inc. as a minority investor, will acquire PharMerica. The all-cash transaction is valued at approximately $1.4 billion including the assumption or repayment of debt. Upon completion of the transaction, PharMerica will become a private company. PharMerica expects to complete the transaction by early 2018.

-MORE-

PMC Reports Results for the Second Quarter 2017

August 2, 2017

Cancellation of Conference Call and Withdrawal of Guidance

In light of the agreement with KKR and Walgreens Boots Alliance, Inc., PharMerica has cancelled its second quarter 2017 earnings conference call previously scheduled to be held on Friday, August 4, 2017, at 10:00 a.m. Eastern Time. PharMerica does not intend to hold earnings conference calls during the pendency of the transaction.

In addition, the Company is withdrawing the previous financial guidance for fiscal 2017 and has suspended any further updates as a result of the pending transaction.

About PharMerica

PharMerica Corporation is a leading provider of pharmacy services. PharMerica serves the long-term care, hospital pharmacy management services, specialty home infusion and oncology pharmacy markets. PharMerica operates 96 institutional pharmacies, 20 specialty home infusion pharmacies and 5 specialty oncology pharmacies in 45 states. PharMerica’s customers are institutional healthcare providers, such as skilled nursing facilities, assisted living facilities, hospitals, individuals receiving in-home care and patients with cancer.

Forward-looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect the Company’s current estimates, expectations and projections about its future results, performance, prospects and opportunities. Forward-looking statements include, among other matters, the information concerning the Company’s expectation that the merger agreement will be completed by early 2018. Forward-looking statements include statements that are not historical facts and can be identified by forward-looking words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “plan,” “may,” “should,” “will,” “would,” “project” and similar expressions.

These forward-looking statements are based upon information currently available to us and are subject to a number of risks, uncertainties and other factors that could cause the Company’s actual results, performance, prospects or opportunities to differ materially from those expressed in, or implied by, these forward-looking statements. Important factors that could cause the Company’s actual results to differ materially from the results referred to in the forward-looking statements we make in this press release include our ability to consummate our strategic and operational initiatives, our ability to identify and consummate future acquisitions, our ability to integrate future acquisitions, the adequacy of our litigation-related reserves, and our ability to collect the receivables due from AmerisourceBergen Drug Corporation under the terms of our former prime vendor agreement with them, and those included in the Risk Factors section set forth in the Company’s Annual Report on Form 10-K filed with the SEC and in other reports, including Quarterly Reports on Form 10-Q filed with the SEC by the Company.

You are cautioned not to place undue reliance on any forward-looking statements, all of which speak only as of the date of this press release. Except as required by law, we undertake no obligation to publicly update or release any revisions to these forward-looking statements to reflect any events or circumstances after the date of this press release or to reflect the occurrence of unanticipated events. All subsequent written and oral forward-looking statements attributable to us or any person acting on the Company’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this press release and in the Risk Factors section set forth in the Company’s Annual Report on Form 10-K filed with the SEC and in other reports filed with the SEC by the Company.

-MORE-

PMC Reports Results for the Second Quarter 2017

August 2, 2017

PHARMERICA CORPORATION

UNAUDITED CONDENSED CONSOLIDATED INCOME STATEMENTS

(In millions, except share and per share amounts)

	Three Months Ended June 30,				Six Months Ended June 30,
	2016		2017		2016		2017
	Amount	% of Revenues	Amount	% of Revenues	Amount	% of Revenues	Amount	% of Revenues
Revenues	$519.6	100.0%	$592.0	100.0%	$1,044.1	100.0%	$1,158.8	100.0%

Cost of goods sold	437.8	84.3	502.4	84.9	880.3	84.3	981.4	84.7

Gross profit	81.8	15.7	89.6	15.1	163.8	15.7	177.4	15.3

Selling, general and administrative expenses	55.7	10.7	61.8	10.4	112.7	10.8	125.2	10.8

Amortization expense	8.2	1.6	9.9	1.7	16.4	1.6	19.0	1.6

Merger, acquisition, integration costs and other charges	4.4	0.8	3.6	0.6	8.8	0.9	7.1	0.6

Settlement, litigation and other related charges	4.9	0.9	2.7	0.4	8.0	0.8	5.2	0.4

Restructuring and impairment charges	1.1	0.3	—	—	2.5	0.2	0.1	0.1

Operating income	7.5	1.4	11.6	2.0	15.4	1.4	20.8	1.8

Interest expense, net	3.3	0.6	4.1	0.7	6.3	0.6	7.8	0.7

Income before income taxes	4.2	0.8	7.5	1.3	9.1	0.8	13.0	1.1

Provision for income taxes	1.7	0.3	2.8	0.5	2.5	0.2	4.8	0.4

Net income	$2.5	0.5%	$4.7	0.8%	$6.6	0.6%	$8.2	0.7%

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2016	2017	2016	2017
Earnings per common share:
Basic	$0.08	$0.15	$0.22	$0.26
Diluted	$0.08	$0.15	$0.21	$0.26

Shares used in computing earnings per common share:
Basic	30,728,592	31,440,495	30,628,145	31,141,560
Diluted	31,028,174	31,686,524	31,003,145	31,480,728

-MORE-

PMC Reports Results for the Second Quarter 2017

August 2, 2017

PHARMERICA CORPORATION

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

(In millions, except share and per share amounts)

	Dec. 31,	June 30,
	2016	2017

ASSETS
Current assets:
Cash and cash equivalents	$5.4	$13.5
Accounts receivable, net	235.4	246.6
Inventory	214.7	139.6
Income taxes receivable	4.7	6.6
Prepaids and other assets	56.5	51.1
	516.7	457.4

Equipment and leasehold improvements	250.9	266.2
Accumulated depreciation	(165.1)	(177.9)
	85.8	88.3

Goodwill	392.3	422.9
Intangible assets, net	187.6	187.6
Deferred tax assets, net	9.2	1.8
Other long-term assets	81.4	78.7
	$1,273.0	$1,236.7
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$107.1	$104.5
Salaries, wages and other compensation	32.5	31.6
Current portion of long-term debt	15.6	15.5
Other accrued liabilities	27.1	26.2
	182.3	177.8

Long-term debt	457.8	417.4
Other long-term liabilities	88.7	84.7
Commitments and contingencies
Stockholders' equity:
Preferred stock, $0.01 par value per share; 1,000,000 shares authorized and no
shares issued, December 31, 2016 and June 30, 2017	—	—
Common stock, $0.01 par value per share; 175,000,000 shares authorized;
33,698,269 and 34,132,297 shares issued as of December 31, 2016
and June 30, 2017, respectively	0.3	0.3
Capital in excess of par value	411.1	417.7
Retained earnings	173.7	181.9
Treasury stock at cost, 2,916,906 and 3,011,599 shares at December 31, 2016
and June 30, 2017, respectively	(40.9)	(43.1)
	544.2	556.8
	$1,273.0	$1,236.7

-MORE-

PMC Reports Results for the Second Quarter 2017

August 2, 2017

PHARMERICA CORPORATION

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In millions)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2016	2017	2016	2017
Cash flows provided by (used in) operating activities:
Net income	$2.5	$4.7	$6.6	$8.2
Adjustments to reconcile net income to net cash
provided by (used in) operating activities:
Depreciation	5.7	6.8	11.0	13.7
Amortization	8.2	9.9	16.4	19.0
Stock-based compensation and deferred compensation	2.7	2.5	4.1	5.0
Amortization of deferred financing fees	0.2	0.2	0.3	0.4
Deferred income taxes	4.7	4.3	7.8	7.2
Other	—	(0.1)	0.1	(0.1)
Change in operating assets and liabilities:
Accounts receivable, net	(8.0)	1.2	(7.0)	(4.1)
Inventory	(42.3)	3.9	(7.4)	77.5
Prepaids and other assets	0.2	6.2	(0.5)	8.5
Accounts payable	12.6	17.4	26.8	(8.4)
Salaries, wages and other compensation	4.0	(2.6)	(2.7)	(1.1)
Other accrued and long-term liabilities	(11.5)	(10.1)	(9.3)	(9.0)
Change in income taxes payable (receivable)	(2.9)	(1.8)	(3.8)	(2.0)
Excess tax benefit from stock-based compensation	(0.2)	—	(1.2)	(0.1)
Net cash (used in) provided by operating activities	(24.1)	42.5	41.2	114.7

Cash flows provided by (used in) investing activities:
Purchase of equipment and leasehold improvements	(7.9)	(8.0)	(13.3)	(15.9)
Acquisitions, net of cash acquired	(0.2)	(2.5)	(6.9)	(50.7)
Net cash used in investing activities	(8.1)	(10.5)	(20.2)	(66.6)

Cash flows provided by (used in) financing activities:
Repayments of long-term debt	(2.8)	(3.8)	(5.6)	(7.5)
Net activity of long-term revolving credit facility	37.0	(30.0)	(8.0)	(33.0)
Issuance of common stock	—	—	0.1	3.0
Treasury stock, for employee taxes on stock awards	—	—	(3.0)	(2.2)
Repayments of capital lease obligations	(0.1)	(0.1)	(0.2)	(0.3)
Net cash provided by (used in) financing activities	34.1	(33.9)	(16.7)	(40.0)

Change in cash and cash equivalents	1.9	(1.9)	4.3	8.1
Cash and cash equivalents at beginning of period	25.5	15.4	23.1	5.4

Cash and cash equivalents at end of period	$27.4	$13.5	$27.4	$13.5

Supplemental information:
Cash paid for interest	$2.6	$3.9	$5.2	$7.4
Cash paid (received) for taxes	$0.2	$0.2	$0.2	$(0.2)

-MORE-

PMC Reports Results for the Second Quarter 2017

August 2, 2017

PHARMERICA CORPORATION

SUPPLEMENTAL INFORMATION

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2016	2017	2016	2017

Pharmacy data:
Prescriptions dispensed (in thousands)	7,868	7,578	16,163	15,462
Revenue per prescription dispensed	$66.04	$78.12	$64.60	$74.95
Gross profit per prescription dispensed	$10.40	$11.82	$10.13	$11.47

UNAUDITED RECONCILIATION OF NET INCOME TO ADJUSTED EBITDA

	Three Months Ended		Six Months Ended
(In millions)	June 30,		June 30,
	2016	2017	2016	2017
Net income	$2.5	$4.7	$6.6	$8.2
Add:
Interest expense, net	3.3	4.1	6.3	7.8
Provision for income taxes	1.7	2.8	2.5	4.8
Depreciation and amortization expense	13.9	16.7	27.4	32.7
EBITDA	21.4	28.3	42.8	53.5
Merger, acquisition, integration costs and other charges	4.4	3.6	8.8	7.1
Settlement, litigation and other related charges	4.9	2.7	8.0	5.3
Restructuring and impairment charges	1.1	—	2.5	—
Adjusted EBITDA	$31.8	$34.6	$62.1	$65.9
Adjusted EBITDA margin	6.1%	5.9%	5.9%	5.7%

UNAUDITED RECONCILIATION OF DILUTED EARNINGS PER SHARE

TO ADJUSTED DILUTED EARNINGS PER SHARE

	Three Months Ended		Six Months Ended
(In whole numbers)	June 30,		June 30,
	2016	2017	2016	2017

Diluted earnings per share	$0.08	$0.15	$0.21	$0.26
Add:
Diluted earnings per share impact of:
Merger, acquisition, integration costs and
other charges	0.09	0.07	0.18	0.14
Settlement, litigation and other related charges	0.10	0.05	0.16	0.10
Restructuring and impairment charges	0.02	—	0.05	—
Amortization of intangible assets	0.17	0.20	0.34	0.38
Tax impact of the above adjustments
on tax provision	0.01	—	(0.02)	0.01
Adjusted diluted earnings per share	$0.47	$0.47	$0.92	$0.89

-MORE-

PMC Reports Results for the Second Quarter 2017

August 2, 2017

 PHARMERICA CORPORATION

SUPPLEMENTAL INFORMATION (Continued)

UNAUDITED RECONCILIATION OF ADJUSTED EBITDA

TO NET CASH FLOWS PROVIDED BY OPERATING ACTIVITIES

	Three Months Ended		Six Months Ended
(In millions)	June 30,		June 30,
	2016	2017	2016	2017
Adjusted EBITDA	$31.8	$34.6	$62.1	$65.9
Interest expense, net	(3.3)	(4.1)	(6.3)	(7.8)
Merger, acquisition, integration costs and other charges	(10.4)	(6.3)	(19.3)	(12.4)
Provision for bad debt	0.7	2.7	3.9	6.6
Amortization of deferred financing fees	0.2	0.2	0.3	0.4
Provision for income taxes	(1.7)	(2.8)	(2.5)	(4.8)
Deferred income taxes	4.7	4.3	7.8	7.2
Changes in federal and state income tax receivable	(2.9)	(1.8)	(3.8)	(2.0)
Stock-based compensation and deferred compensation	2.7	2.5	4.1	5.0
Excess tax benefit from stock-based compensation	(0.2)	—	(1.2)	(0.1)
Changes in assets and liabilities	(45.7)	13.3	(4.0)	56.8
Other	—	(0.1)	0.1	(0.1)
Net cash flows (used in) provided by operating activities	$(24.1)	$42.5	$41.2	$114.7

Use of Non-GAAP Measures

PharMerica calculates Adjusted EBITDA as provided in the reconciliation above and calculates Adjusted EBITDA Margin by taking Adjusted EBITDA and dividing it by revenues. PharMerica calculates and uses Adjusted EBITDA as a performance measure.  The measurement is used in concert with net income and cash flows from operations, which measure actual cash generated in the period.  In addition, PharMerica believes that Adjusted EBITDA and Adjusted EBITDA Margin are supplemental measurement tools used by analysts and investors to help evaluate overall operating performance and the ability to incur and service debt and make capital expenditures.  In addition, Adjusted EBITDA, as defined in the Credit Agreement, is used in conjunction with the Corporation’s debt leverage ratio and this calculation sets the applicable margin for the quarterly interest charge.  Adjusted EBITDA, as defined in the Credit Agreement, is not the same calculation as these unaudited reconciliation tables.  Adjusted EBITDA does not represent funds available for PharMerica’s discretionary use and is not intended to represent or to be used as a substitute for net income or cash flows from operations data as measured under U.S. generally accepted accounting principles (“GAAP”).  The items excluded from Adjusted EBITDA but included in the calculation of PharMerica’s reported net income and cash flows from operations are significant components of the accompanying consolidated income statements and cash flows and must be considered in performing a comprehensive assessment of overall financial performance.  PharMerica’s calculation of Adjusted EBITDA may not be consistent with calculations of EBITDA used by other companies.

PharMerica calculates and uses adjusted diluted earnings per share, exclusive of the impact of merger, acquisition, integration costs and other charges, settlement, litigation and other related charges, restructuring and impairment charges, amortization of intangible assets, and the tax impact of the adjustments on the tax provision as an indicator of its core operating results. The measurement is used in concert with net income and diluted earnings per share, which measure actual earnings per share generated in the period.  PharMerica believe the exclusion of these charges in expressing adjusted diluted earnings per share provides management with a useful measure to assess period to period comparability

-MORE-

PMC Reports Results for the Second Quarter 2017

August 2, 2017

and is useful to investors in evaluating PharMerica’s operating results from period to period.  Adjusted diluted earnings per share, exclusive of the impact of merger, acquisition, integration costs and other charges, settlement, litigation and other related charges, restructuring and impairment charges, amortization of intangible assets, and the tax impact of the adjustments on the tax provision do not represent the amount that effectively accrues directly to stockholders (i.e., such costs are a reduction in earnings and stockholders’ equity) and is not intended to represent or to be used as a substitute for diluted earnings per share as measured under GAAP.  The impact of merger, acquisition, integration costs and other charges, settlement, litigation and other related charges, restructuring and impairment charges, amortization of intangible assets, and the tax impact of the adjustments on the tax provision excluded from the diluted earnings per share are significant components of the accompanying consolidated income statements and must be considered in performing a comprehensive assessment of overall financial performance.

-END-